UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                                 ---------------

                                  ZHONGPIN INC.
                (Name of Registrant as Specified in Its Charter)

      (Name(s) of Person Filing Proxy Statement, if Other than Registrant)

                                 ---------------

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                  ZHONGPIN INC.
                                21 CHANGSHE ROAD
                          CHANGGE CITY, HENAN PROVINCE
                           PEOPLE'S REPUBLIC OF CHINA


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON FRIDAY, JUNE 15, 2007

                                                                     May 7, 2007



To the stockholders of Zhongpin Inc.:

      Notice is hereby given that the annual meeting of stockholders of Zhongpin Inc., a Delaware corporation, will be held at our representative offices located at Room 605A, Tower A, Raycom Info Tech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing, PRC 100080 on Friday, June 15, 2007 at 10:00 A.M., local time, for the following purposes:

         1. To elect four directors to our board of directors for the next year and until their successors are elected;

         2. To consider and vote upon a proposal to approve and adopt our Amended and Restated 2006 Equity Incentive Plan;

         3. To consider and vote upon a proposal to ratify the appointment of Child, Van Wagoner & Bradshaw, PLLC, independent registered public accountants, as our independent auditors for the fiscal year ending December 31, 2007; and

         4. To consider and act upon such other business as may properly come before the meeting.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on Tuesday, May 1, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

      Whether or not you plan to attend the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card to ensure that your shares will be represented at the meeting. If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

                                          Sincerely,

                                          XIANFU ZHU
                                          CHAIRMAN OF THE BOARD

                                  ZHONGPIN INC.
                                21 CHANGSHE ROAD
                          CHANGGE CITY, HENAN PROVINCE
                           PEOPLE'S REPUBLIC OF CHINA



                                 PROXY STATEMENT

DATE, TIME AND PLACE OF THE ANNUAL MEETING

      This proxy statement is furnished to the stockholders of Zhongpin Inc. in connection with the solicitation, by order of our board of directors, of proxies to be voted at the annual meeting of stockholders to be held on Friday, June 15, 2007 at 10:00 A.M., local time, at our representative offices located at Room 605A, Tower A, Raycom Info Tech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing, PRC 100080, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our board of directors. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about Monday, May 7, 2007.

PURPOSE OF THE ANNUAL MEETING

      At the annual meeting, you will be asked to consider and vote upon the following matters:

         1. To elect four directors to our board of directors for the next year and until their successors are elected;

         2. To consider and vote upon a proposal to approve and adopt our 2006 Equity Incentive Plan;

         3. To consider and vote upon a proposal to ratify the appointment of Child, Van Wagoner & Bradshaw, PLLC, independent registered public accountants, as our independent auditors for the fiscal year ending December 31, 2007; and

         4. To consider and act upon such other business as may properly come before the meeting.

VOTING AND REVOCATION OF PROXIES; ADJOURNMENT

      All of our voting securities represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the approval of the adoption of our Amended and Restated 2006 Equity Incentive Plan, FOR the ratification of Child, Van Wagoner & Bradshaw, PLLC as our independent auditors and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting. Except as set forth above, our board of directors does not know of any matters to be considered at the annual meeting.

      If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder's proxy at any time before it is voted. A stockholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

      As of April 16, 2007, we had a total of 13,671,087 shares of common stock outstanding and 5,361,224 shares of Series A convertible preferred stock outstanding. Each outstanding share of our Series A convertible preferred stock entitles the holder to one vote on all matters presented to the stockholders for a vote. A plurality of the votes cast at the annual meeting by the stockholders entitled to vote in the election is required to elect the director nominees and a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to approve the proposed adoption of our Amended and Restated 2006 Equity Incentive Plan and to take any other action, including the approval of our independent auditors. For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will also have the same effect as a negative vote. Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

      In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

SOLICITATION

      The solicitation of proxies pursuant to this proxy statement will be primarily by mail. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees for such services. We will bear the cost of the solicitation of proxies related to the annual meeting.

QUORUM AND VOTING RIGHTS

      Our board of directors has fixed Tuesday, May 1, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Holders of record of shares of our common stock and Series A convertible preferred stock at the close of business on the record date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth, as of April 16, 2007, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by all of our directors and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned). As of April 16, 2007, we had a total of 13,671,087 shares of common stock outstanding.

                                                 NUMBER OF SHARES   PERCENT OF
                                                     AND NATURE       COMMON
                                                   OF BENEFICIAL       STOCK
NAME OF BENEFICIAL OWNER                            OWNERSHIP(1)  OUTSTANDING(2)
------------------------                         ---------------- --------------
Xianfu Zhu......................................   6,367,506           46.6%
c/o Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
The People's Republic of China

Pinnacle China Fund, L.P. ......................   1,366,972(3)         9.9%
4965 Preston Park Blvd
Suite 240
Plano, TX  75093

Entities Affiliated with RENN
  Capital Group, Inc. ..........................   1,299,414(4)         9.5%
8080 Central Expressway, Suite 210, LB-59
Dallas, TX  75206

Jayhawk China Fund (Cayman), Ltd................   1,366,972(5)         9.9%
c/o Genesis Fund Service Limited
8201 Mission Road, Suite 110
Prairie Village, KS  66208

Entities Affiliated with Special Situations
  Private Equity Fund, L.P. ....................   1,200,563(6)         8.8%
527 Madison Avenue, Suite 2600
New York, NY 10022

Entities Affiliated with Atlas Capital L.P. ....     800,376(7)         5.9%
100 Crescent Court, Sutie 880
Dallas, TX 75201

Vision Opportunity Master Fund, Ltd.............     720,338(8)         5.3%
317 Madison Avenue, Suite 200
New York, NY 10017

Southwell Partners, L.P.........................     736,446(9)         5.4%
1901 North Akard Street
Dallas, Texas  75201

Yunchun Wang....................................     562,500            4.1%

Xinyu Li........................................          --             --

All directors and executive officers as a group
  (six persons).................................   7,768,134           56.8%

---------------
(1) A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner's spouse or children.

(2) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days after April 16, 2007. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days after April 16, 2007 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(3) Pinnacle China Fund, L.P. ("Pinnacle") owns 144,866 outstanding shares of common stock, shares of Series A convertible preferred stock that are convertible into an aggregate of 1,750,000 shares of common stock, and warrants to purchase an aggregate of 1,137,500 shares of common stock. The shares of Series A convertible preferred stock and warrants contain provisions known as "exercise caps," which prohibit the holder of the shares of Series A convertible preferred stock and warrants (and its affiliates) from converting such shares or exercising such warrants to the extent that giving effect to such conversion or exercise, such holder would beneficially own in excess of 9.999% of our outstanding common stock. The figures set forth above reflect the operation of such exercise caps in that we have not included 1,664,994 shares of common stock issuable pursuant to such convertible shares and warrants as Pinnacle has advised us that it does not beneficially own such shares due to the fact that it cannot exercise its right to receive such shares at this time. In the absence of such caps, Pinnacle would have the right to receive all shares issuable upon conversion of the shares of Series A convertible preferred stock and exercise of the warrants (an aggregate of 2,887,500 shares) and would have a beneficial ownership percentage of 22.1%.

       Pinnacle China Advisers, L.P. ("Pinnacle Advisers") is the general partner of Pinnacle. Pinnacle China Management, LLC ("Pinnacle Management") is the general partner of Pinnacle Advisers. Kitt China Management, LLC ("Pinnacle Manager") is the manager of Pinnacle Management. Barry M. Kitt is the sole member of Pinnacle Manager. As a result, Mr. Kitt may be deemed to be the beneficial owner of the shares of common stock beneficially owned by Pinnacle. Mr. Kitt expressly disclaims beneficial ownership of all shares of common stock beneficially owned by Pinnacle.

(4) (i) BFS US Special Opportunities Trust PLC ("BFS") owns 30,957 outstanding shares of common stock, shares of Series A convertible preferred stock that are convertible into an aggregate of 375,000 shares of common stock and warrants to purchase an aggregate of 243,750 shares of common stock, and (ii) Renaissance US Growth Investment Trust PLC ("Renaissance") owns 30,957 outstanding shares of common stock, shares of Series A convertible preferred stock that are convertible into an aggregate of 375,000 shares of common stock and warrants to purchase an aggregate of 243,750 shares of common stock. RENN Capital Group, Inc. ("RENN Advisor") is the investment manager of each of BFS and Renaissance.

       Russell Cleveland, the President of RENN Advisor, has voting and/or investment control over the shares owned by each of BFS and Renaissance.

(5) Jayhawk China Fund (Cayman), Ltd. ("Jayhawk") owns 964,297 outstanding shares of common stock and warrants to purchase an aggregate of 585,000 shares of common stock. The shares of Series A convertible preferred stock and warrants contain provisions known as "exercise caps," which prohibit the holder of the shares of Series A convertible preferred stock and warrants (and its affiliates) from converting such shares or exercising such warrants to the extent that giving effect to such conversion or exercise, such holder would beneficially own in excess of 9.999% of our outstanding common stock. The figures set forth above as the ownership prior to the offering and the ownership after the offering reflect the operation of such exercise caps in that we have not included 182,325 shares of common stock issuable pursuant to such convertible shares and warrants as Jayhawk has advised us that it does not beneficially own such shares due to the fact that it cannot exercise its right to receive such shares at this time. In the absence of such caps, Jayhawk would have the right to receive all shares issuable upon exercise of the warrants (an aggregate of 585,000 shares) and would have a beneficial ownership percentage of 11.3%.

       Jayhawk Capital Management, LLC is the investment manager of Jayhawk. Kent C. McCarthy has voting and/or investment control over the shares owned by Jayhawk.

(6) Consists of (i) 214,500 shares of common stock issuable upon the conversion of Series A convertible preferred stock beneficially owned by Special Situations Private Equity Fund L.P. ("Private Equity Fund") and 128,860 shares of common stock issuable upon the exercise of warrants beneficially owned by the Private Equity Fund, (ii) 492,750 shares of common stock issuable upon the conversion of Series A convertible preferred stock beneficially owned by Special Situation Fund III QP, L.P. ("Fund III QP") and 296,020 shares of common stock issuable upon the exercise of warrants beneficially owned by Fund III QP and (iii) 42,750 shares of common stock issuable upon the conversion of Series A convertible preferred stock beneficially owned by Special Situations Fund III, L.P. ("Fund III") and 25,683 shares of common stock issuable upon the exercise of warrants beneficially owned by Fund III.

       MG Advisors, L.L.C. ("MG") is the general partner of and investment adviser to the Private Equity Fund. Austin W. Marxe and David M. Greenhouse are the principal owners of MG and are principally responsible for the selection, acquisition and disposition of the portfolio securities by MG on behalf of Private Equity Fund. MGP Advisers Limited Partnership ("MGP") is the general partner of Fund III and Fund III QP. Austin W. Marxe and David M. Greenhouse are the general partners of MGP and are principally responsible for the selection, acquisition and disposition of the portfolio securities by MGP on behalf of Fund III and Fund III QP.

(7) Consists of (i) 283,750 shares of common stock issuable upon the conversion of Series A convertible preferred stock, and 170,462 shares of common stock issuable upon the exercise of warrants, beneficially owned by Atlas Capital Master Fund, L.P., (ii) 172,000 shares of common stock issuable upon the conversion of Series A convertible preferred stock, and 103,330 shares of common stock issuable upon the exercise of warrants, beneficially owned by Atlas Capital (Q.P.), L.P. and (iii) 44,250 shares of common stock issuable upon the conversion of Series A convertible preferred stock, and 26,584 shares of common stock issuable upon the exercise of warrants, beneficially owned by Atlas Advantage Master Fund, L.P. Atlas Capital L.P. and Atlas Advantage Master Fund, L.P.. ("Atlas Advantage") are the general partners of Atlas Capital Master Fund Ltd. Atlas Capital Management L.P. ("Atlas Management") is the general partner of Atlas Capital L.P. Atlas Management is also the general partner of Atlas Capital (QP), L.P. and Atlas Advantage. RHA is the general partner of Atlas Management. Robert H. Alpert ("Alpert") is President of RHA and is a director of Atlas Advantage. Alpert has voting and/or investment control over the shares owned by Atlas Capital Master Fund, L.P., Atlas Capital (QP), L.P. and Atlas Advantage.

(8) Consists of 267,503 outstanding shares of common stock, 182,470 shares of common stock issuable upon the conversion of Series A Convertible Preferred Stock, and 270,338 shares of common stock issuable upon the exercise of Warrants, beneficially owned by Vision Opportunity Master Fund, Ltd. ("Vision"). Adam Benowitz, managing partner of Vision, has voting and/or investment control over the shares owned by Vision.

(9) Consists of 179,761 outstanding shares of common stock, 293,856 shares of common stock issuable upon the conversion of Series A convertible preferred stock, and 262,829 shares of common stock issuable upon the exercise of warrants, beneficially owned by Southwell Partners, L.P. ("Southwell Partners"). Southwell Management, L.P. is the general partner of Southwell Partners. Wilson Jaeggli is the managing director of Southwell Partners and has voting and/or investment control over the shares owned by Southwell Partners.

       From time to time, the number of our shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

      Our amended and restated by-laws provide that the number of our directors shall be not more than seven nor less than two, as fixed from time to time in our by-laws or by our board of directors. The board currently consists of three members, of whom two are standing for re-election. Mr. Raymond Leal has been nominated for election to the board in lieu of Professor Xinyu Li. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

      So long as the number of shares of our common stock issuable upon conversion of the outstanding shares of our Series A convertible preferred stock is greater than 10% of the number of our outstanding shares of common stock on a fully diluted basis, the holders of shares of our Series A convertible preferred stock, as a separate class, are entitled to elect one member of our board of directors. Any director elected by the holders of Series A convertible preferred stock may be removed without cause only by the affirmative vote of the holders of our Series A convertible preferred stock. The holders of our common stock and the holders of our Series A convertible preferred stock, voting together as a single class, are entitled to elect the balance of the total number of directors of our company. The holders of our Series A convertible preferred stock have not yet nominated or elected any person to serve on our board of directors.

      Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our board of directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our board of directors.

DIRECTOR NOMINEES

      The following table sets forth certain information regarding our director nominees, as furnished by the nominees as of April 1, 2007. All of the following individuals other than Raymond Leal currently serve as directors of our company.

                        Principal Occupation for Past Five Years and
Name            Age     Current Public Directorships or Trusteeships
----            ---     --------------------------------------------

Xianfu Zhu       43     Chairman of the Board and Chief Executive Officer since
                        January 2006; Chairman and Chief Executive Officer of our wholly-owned subsidiary, Henan Zhongpin Food Share
                        Co., Ltd., since its inception in 1993.

Yunchun Wang     32     Director since January 2006; Chief Representative
                        (China) of Greenstone Investments & Consultants, Ltd., a
                        China-based financial consulting firm, since October
                        2004; Chief Representative (China) of Frontier Financial
                        Service Inc., a U.S.-based financial consulting firm, from May 2001 to October 2004, and Vice President of
                        Highland Management Consulting Co. Ltd., Frontier's
                        Chinese partnership firm, from March 2002 to October
                        2004.

Raymond Leal     66     Adjunct Professor at Coastal Carolina University and
                        Webster University since 1997; Financial Advisor to several regional investment banks based in Atlanta, Georgia from 1990 to 2002.

VOTE REQUIRED

      Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

      Our board of directors recommends a vote FOR election of each of the nominees listed above.


                             DIRECTORS AND OFFICERS

      Biographical information concerning our directors is set forth above under the caption "Election of Directors - Director Nominees."

      Our current executive officers are listed below.

 NAME            AGE     TITLE
 ----            ---     -----
 Xianfu Zhu       43     Chairman of the Board and Chief Executive Officer
 Baoke Ben        43     Executive Vice President and Secretary
 Yuanmei Ma       35     Chief Financial Officer
 Rui Chen         38     Vice President

      All officers serve at the pleasure of our board of directors. There are no family relationships among any of our officers and directors.

      Information concerning our executive officers is set forth below.

      XIANFU ZHU. Mr. Zhu became our Chairman of the Board and Chief Executive Officer in January 2006. Mr. Zhu was a founder of our subsidiary, Henan Zhongpin Food Share Co., Ltd., in 1993 and has served as the Chairman and Chief Executive Officer of Henan Zhongpin since its inception. Mr. Zhu graduated from Beijing Technology and Business University and received an EMBA from Tsinghua University.

      BAOKE BEN. Mr. Ben became our Executive Vice President in January 2006. Mr. Ben has been an Executive Vice President of Henan Zhongpin since July 2002 and was Director of Technology of Henan Zhongpin from October 1999 to July 2002. Prior to joining Henan Zhongpin in October 1999, Mr. Ben was a researcher at the Agriculture Research Center. Mr. Ben graduated from Henan Finance & Economy University and received his EMBA from Tsinghua University.

      YUANMEI MA. Ms. Ma became our Vice President and Chief Financial Officer in January 2006 and has been a Vice President and Chief Financial Officer of Henan Zhongpin since September 2005. From October 2004 to September 2005, Ms. Ma was Senior Operations Manager, Investment Banking for Daton Securities Co., Ltd., an investment banking firm based in the People's Republic of China. From March 2002 to September 2004, Ms. Ma was an Accounting Manager with Neotek International Corporation (USA), an automobile parts import and export company. From December 1998 to January 2002, Ms. Ma was an Operations Manager in the Asian Project Department for Trans-Pacific Venture Investment, Inc., a financial consulting firm based in the United States. Ms. Ma received her Bachelor of Science in Accounting from Arkansas State University and an MBA from Oklahoma City University, Oklahoma. Ms. Ma is a licensed certified public accountant in the United States.

      RUI CHEN. Mr. Chen became our Vice President - Corporate Planning in March 2007. From May 2005 to January 2006, Mr. Chen served as Chief Executive Officer of Supply Chain Management Co.,

Ltd., an IT services company based in the People's Republic of China. From January 2003 to May 2005, Mr. Chen served as that company's Chief Operating Officer. From July 2001 to January 2003, Mr. Chen served as Chief Executive Officer for Stateline Enterprise Management Co., Ltd., an SAP ERP consulting firm based in the People's Republic of China. Mr. Chen received his Ph.D. from Wuhan University in 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities ("10% Stockholders"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

      Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with.

BOARD MEETINGS AND COMMITTEES; MANAGEMENT MATTERS

      Our board of directors held three meetings during the year ended December 31, 2006. Each director attended at least 75% of the board of directors and committee meetings of which he was a member during such time as he served as a director. From time to time, the members of our board of directors act by unanimous written consent in accordance with Delaware law. During the year ended December 31, 2006, our board of directors took action by unanimous consent on four occasions. We do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, but we strongly encourage all members of our board of directors to attend the annual meeting of stockholders, and expect such attendance except in the event of exigent circumstances.

      Our board of directors does not have a standing audit committee, nominating committee or compensation committee or any committee performing similar functions. Our entire board of directors is responsible for these functions.

NOMINATING COMMITTEE

      Our board of directors does not have a nominating committee. Our entire board of directors is responsible for this function. Due to the relatively small size of our company and the resulting efficiency of a board of directors that is also limited in size, our board of directors has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. Our board of directors intends to review periodically whether such a nominating committee should be established.

      Our board of directors uses a variety of methods for identifying and evaluating nominees for director. It regularly assesses the appropriate size of the board of directors, and whether any vacancies exist or are expected due to retirement or otherwise. If vacancies exist, are anticipated or otherwise arise, our board of directors considers various potential candidates for director. Candidates may come to their attention through current members of our board of directors, stockholders or other persons. These candidates are evaluated at regular or special meetings of our board of directors, and may be considered at any point during the year. Our board of directors will consider candidates for director that are nominated by stockholders in accordance with the procedures regarding the inclusion of stockholder proposals in proxy materials set forth in the section entitled "Stockholder Proposals" in this proxy statement. In evaluating such recommendations, our board of directors uses the qualifications and standards discussed below and seeks to achieve a balance of knowledge, experience and capability on our board of directors.

     Qualifications for consideration as a director nominee may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among our board of directors. Among the factors that our directors consider when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations would be their knowledge of issues affecting our business, their leadership experience and their time available for meetings and consultation on company matters. Our directors seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to our board of directors, our company and our stockholders.

STOCKHOLDER COMMUNICATIONS

      Our board of directors has implemented a process for our stockholders to send communications to our board of directors. Any stockholder desiring to communicate with our board of directors, or with specific individual directors, may do so by writing to Mr. Baoke Ben, Corporate Secretary, at Zhongpin Inc., 21 Changshe Road, Changge City, Henan Province, People's Republic of China. Our Corporate Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our Corporate Secretary will submit a stockholder's correspondence to our Chairman of the Board or to any specific director to whom the correspondence is directed.

CODE OF ETHICS

      We have adopted a code of business conduct and ethics for our directors, officers and employees, including our chief executive officer and chief financial officer. In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department. The text of our codes are posted on our Internet website at www.zpfood.com. We intend to disclose any changes in or waivers from our codes of ethics that are required to be publicly disclosed by posting such information our website or by filing with the Commission a Current Report on Form 8-K.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Mr. Xianfu Zhu, our Chairman of the Board and Chief Executive Officer, Ms. Yuanmei Ma, our Chief Financial Officer, and Mr. Kevin Halter, Jr., our former Chairman of the Board, Chief Executive Officer and Chief Financial Officer. No other executive officer received more than $100,000 in compensation during fiscal 2006.

                                EXECUTIVE OFFICER
                               COMPENSATION TABLE
                               ------------------

                                                                                       Change
                                                                                     In Pension
                                                                                      Value Of
                                                                       Non-Equity   Nonqualified
                                                                       Incentive      Deferred
                                                    Stock    Option       Plan      Compensation    All other
       Name and                 Salary     Bonus    Awards   Awards   Compensation    Earnings    Compensation    Total
  Principal Position    Year      ($)       ($)       ($)      ($)         ($)           ($)           ($)          ($)
  ------------------    ----   --------  --------  -----------------------------------------------------------------------
Xianfu Zhu(1)           2006   $113,333      --        --       --          --            --            --       $113,333
  Chairman and Chief    2005     40,000      --        --       --          --            --            --         40,000
   Executive Officer    2004     30,000      --        --       --          --            --            --         30,000

Kevin Halter Jr.(2)     2006       --        --        --       --          --            --            --           --
  Chairman and Chief    2005       --        --        --       --          --            --            --           --
   Executive Officer    2004       --        --        --       --          --            --            --           --

Yuanmei Ma(3)           2006   $ 73,335   $20,000      --       --          --            --            --       $ 93,335
  Chief Financial       2005       --        --        --       --          --            --            --           --
   Officer              2004       --        --        --       --          --            --            --           --

-------------
(1) Mr. Zhu was elected our Chairman of the Board and Chief Executive Officer on January 30, 2006. All compensation reflected in the table for fiscal 2004 and 2005 was for services rendered by Mr. Zhu as Chairman of the Board and Chief Executive Officer of Henan Zhongpin during such fiscal years.

(2) Mr. Halter resigned as our Chairman of the Board and Chief Executive Officer on January 30, 2006.

(3)  Ms. Ma was elected our Chief Financial Officer on January 30, 2006.

STOCK-BASED COMPENSATION

      None of our officers, directors or other employees have been granted stock options or stock appreciation rights, or paid any other stock-based compensation, by our company or any of our subsidiaries.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

       On January 30, 2006, our Board of Directors and stockholders adopted and approved our 2006 Equity Incentive Plan (the "2006 Plan"). The 2006 Plan allows for awards of stock options, restricted stock grants and share appreciation rights for up to 1,800,000 shares of common stock.

       As of December 31, 2006, no awards had been granted under the 2006 Plan. Options granted in the future under the 2006 Plan are within the discretion of our board of directors. The following table summarizes the number of shares of our common stock authorized for issuance under our equity compensation plans.

                                                                    (c)
                                                                 NUMBER OF
                                                                 SECURITIES
                                                                 REMAINING
                                                                 AVAILABLE
                                 (a)                             FOR FUTURE
                              NUMBER OF           (b)          ISSUANCE UNDER
                          SECURITIES TO BE     WEIGHTED-           EQUITY
                             ISSUED UPON        AVERAGE         COMPENSATION
                             EXERCISE OF    EXERCISE PRICE    PLANS (EXCLUDING
                             OUTSTANDING    OF OUTSTANDING  SECURITIES REFLECTED
        PLAN CATEGORY          OPTIONS          OPTIONS        IN COLUMN (a))
        -------------      ---------------  --------------  --------------------

Equity compensation plans
  approved by security holders    0               N/A            1,800,000


Equity compensation plans not
  approved by security holders    0               N/A                    0
                                 ---                             ---------

                         Total    0               N/A            1,800,000
                                 ===                             =========


BOARD OF DIRECTORS COMPENSATION

      Directors who are employees of our company or of any of our subsidiaries receive no additional compensation for serving on our board of directors or any of its committees. All directors who are not employees of our company or of any of our subsidiaries are compensated at the rate of $30,000 per year and are reimbursed for their expenses incurred in attending board and committee meetings.

      The following table provides compensation information for all of our non-employee directors during 2006.

                                    DIRECTOR
                               COMPENSATION TABLE

                                                                    Change in
                                                                     Pension
                     Fees                          Non-Equity       Value and
                    Earned                          Incentive     Nonqualified        All
                    or Paid    Stock    Option        Plan          Deferred         Other
                    in Cash   Awards    Awards    Compensation    Compensation    Compensation     Total
       Name           ($)       ($)       ($)          ($)          Earnings           ($)          ($)
       ----         -------   ------    ------    ------------    ------------    ------------     -----
Xinyu Li            $30,000     --        --           --              --              --         $30,000
Yunchun Wang        $30,000     --        --           --              --              --         $30,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On January 30, 2006, we acquired all of the issued and outstanding capital stock of Falcon Link Investment Limited ("Falcon Link") pursuant to a share exchange agreement dated as of January 30, 2006 among our company and the shareholders of Falcon Link. Included among the shareholders of Falcon Link were Mr. Xianfu Zhu, our Chairman of the Board and Chief Executive Officer, Mr. Baoke Ben, our Executive Vice President and Secretary, and Mr. Yunchun Wang, a director of our company. In connection with such transaction, Messrs. Zhu, Ben and Wang were issued 6,367,506 shares of common stock, 838,125 shares of common stock and 562,500 shares of common stock, respectively.

      Yunchun Wang, a director of our company and the registered owner of 562,500 shares, or approximately 4.1% of the outstanding shares, of our common stock, is the Chief Representative (China) and the beneficial owner of approximately 33.33% of the capital stock of Greenstone Investment & Consultants, Ltd., a financial consulting firm based in the PRC ("Greenstone"). Each of Yousu Lin and Qian Wang also is the registered owner of 562,500 shares of our common stock and is the beneficial owner of approximately 33.33% of the capital stock of Greenstone. In April 2005, we entered into advisory and consulting agreements with Greenstone pursuant to which Greenstone provides us financial advisory services, including financial consulting, merger and acquisition consulting and financial restructuring consulting services, management advisory services, including consultation regarding corporate governance and human resources, and business advisory services, including strategic planning and business development consulting services. Pursuant to our retainer agreement with Greenstone, in each of 2005 and 2006, we paid Greenstone consulting fees in the amount of $100,000 for such consulting services rendered during such year. In addition, pursuant to such agreement, in February 2006, we paid Greenstone a fee in the amount of $414,000 in connection with the consummation of our private placement of Series A convertible preferred stock and warrants and our acquisition of Falcon Link.


                          ADOPTION OF THE ZHONGPIN INC.
               AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN
                                 (PROXY ITEM 2)

GENERAL

      On April 30, 2007, our board of directors adopted the Zhongpin Inc. Amended and Restated 2006 Equity Incentive Plan (the "Incentive Plan"), a copy of which is attached to this proxy statement as Annex A. The Incentive Plan gives us the ability to grant stock options, SARs and restricted stock (collectively, "Awards") to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our board of directors or the board of directors of any of our subsidiaries. Our board of directors believes that adoption of the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the board of directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our board of directors believes the Incentive Plan will be a key component of our compensation program.

      As of April 16, 2007, 1,800,000 shares of our common stock remained available for future grants under the Incentive Plan and no Awards had been granted under the Incentive Plan.

SUMMARY OF THE PROVISIONS OF THE INCENTIVE PLAN

      The following summary briefly describes the material features of the Incentive Plan and is qualified, in its entirety, by the specific language of the Incentive Plan, a copy of which is attached to this proxy statement as Annex A.

SHARES AVAILABLE

      Our board of directors has authorized, subject to stockholder approval, 1,800,000 shares of our common stock for issuance under the Incentive Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Incentive Plan and to any outstanding Awards. Shares available for Awards under the Incentive Plan may be either newly-issued shares or treasury shares.

      In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Incentive Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the Incentive Plan. In addition, shares subject to an Award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the Incentive Plan.

ADMINISTRATION

      The Incentive Plan will be administered by a committee of our board of directors appointed by our board of directors to administer the Incentive Plan or if such a committee is not appointed or unable to act, then our entire board of directors (the "Committee"). The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Incentive Plan, the Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option's term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option's exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Committee. The Committee has the responsibility to interpret the Incentive Plan and to make determinations with respect to all Awards granted under the Incentive Plan. All determinations of the Committee are final and binding on all persons having an interest in the Incentive Plan or in any Award made under the Incentive Plan. The costs and expenses of administering the Incentive Plan are borne by our company.

ELIGIBILITY

      Eligible individuals include our and our subsidiaries' employees (including our and our subsidiaries' officers and directors who are also employees) or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our board of directors are also eligible to participate in the Incentive Plan. All eligible individuals may receive one or more Awards under the Plan, upon the terms and conditions set forth in the Incentive Plan. At December 31, 2006, approximately 2,872 individuals were eligible to receive Awards under the Incentive Plan. Of this total, approximately 2,870 individuals were employees and two individuals were non-employee directors. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the Incentive Plan. Because future Awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time.

STOCK OPTIONS AND SARS

      Under the Incentive Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with a stock option. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will be made available for future Awards. The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Incentive Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Incentive Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

      Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option's grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option's grant. In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option's grant.

      Options and SARs granted under the Incentive Plan become exercisable at such times as may be specified by the Committee. In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee's continued employment or service with us. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

      The maximum term of options and SARs granted under the Incentive Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant's rights to exercise the option or SAR will expire at the end of the term. In addition, if a participant's service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the Incentive Plan.

      Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee's approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

RESTRICTED STOCK

      Under the Incentive Plan, the Committee is also authorized to make Awards of restricted stock. A restricted stock Award entitles the participant to all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends. However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock. Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant's termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

      An Award of restricted stock will be evidenced by a written agreement between us and the participant. The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder's continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the Incentive Plan. The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock. However, the participant must be required to pay at least the par value for each share of restricted stock. Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

      Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again be available for Award under the Incentive Plan.

FAIR MARKET VALUE

      Under the Incentive Plan, fair market value means the fair market value of the shares based upon (i) the closing selling price of a share of our common stock as quoted on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, or
(ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the common stock is not then traded on a national securities exchange.

TRANSFERABILITY RESTRICTIONS

      Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and

Awards may be exercised during the participant's lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant's spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

TERMINATION OR AMENDMENT OF THE INCENTIVE PLAN

      Unless sooner terminated, no Awards may be granted under the Incentive Plan after January 30, 2016. Our board of directors may amend or terminate the Incentive Plan at any time, but our board of directors may not, without stockholder approval, amend the Incentive Plan to increase the total number of shares of our common stock reserved for issuance of Awards. In addition, any amendment or modification of the Incentive Plan shall be subject to stockholder approval as required by any securities exchange on which our common stock is listed. No amendment or termination may deprive any participant of any rights under Awards previously made under the Incentive Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN

      The following summary is intended only as a general guide as to the federal income tax consequences under current United States law with respect to participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Incentive Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

OPTIONS AND SARS

      There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We similarly do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option's exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

      Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a "disqualifying disposition"), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares (generally, in such case, the tax "basis" is the exercise price).

      Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

RESTRICTED STOCK AWARDS

      A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

VOTE REQUIRED

      Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

      Our board of directors recommends a vote FOR approval of the proposed adoption of our Amended and Restated 2006 Equity Incentive Plan.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                 (PROXY ITEM 3)

      Child, Van Wagoner & Bradshaw, PLLC ("CVW&B"), is serving as our independent public accountants for the fiscal year ended December 31, 2006 and has been appointed by our board of directors to continue as our independent auditors for the fiscal year ending December 31, 2007. In the event that ratification of this appointment of independent auditors is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of independent auditors will be reconsidered by our board of directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of CVW&B as our independent auditors for the fiscal year ending December 31, 2007.

      A representative of CVW&B is expected to attend the annual meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

      Your ratification of the appointment of CVW&B as our independent auditors for the fiscal year ending December 31, 2007 does not preclude our board of directors from terminating its engagement of CVW&B and retaining a new independent auditor, if it determines that such an action would be in our best interests.

AUDIT FEES

AUDIT FEES

      The aggregate fees billed by CVW&B for professional services rendered for the audit of our annual financial statements for the last two fiscal years and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the last two fiscal years was $92,500 and $40,000, respectively.

AUDIT-RELATED FEES

      We did not engage our principal accountants to provide assurance or related services during the last two fiscal years.

TAX FEES

      The aggregate fees billed by our principal accountants for tax compliance, tax advice and tax planning services rendered to us during the last two fiscal years was $0 and $1,000, respectively.

ALL OTHER FEES

      We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

PRE-APPROVAL POLICIES AND PROCEDURES

        Our board of directors has the sole authority to appoint or replace our independent auditor. Our board is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our board of directors.

      Our board of directors pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the DE MINIMIS exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, all of which are approved by our board prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, our Chairman of the Board may pre-approve such services, and will report for ratification such pre-approval to our board of directors at its next scheduled meeting. Our board has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

      Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, by the stockholders entitled to vote at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

      Our board of directors recommends a vote FOR ratification of the appointment of CVW&B as our independent auditors for the fiscal year ending December 31, 2007.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended for presentation at our 2008 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive offices by January 7, 2008 and comply with the requirements of Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934.

                                 OTHER BUSINESS

      Other than as described above, our board of directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

                                  ANNUAL REPORT

      Our Annual Report on Form 10-K for the year ended December 31, 2006, including financial statements, is being mailed with this proxy statement. If, for any reason, you do not receive your copy of the Annual Report, please contact Mr. Baoke Ben, Secretary, Zhongpin Inc., 21 Changshe Road, Changge City, Henan Province, People's Republic of China, and another will be sent to you.

                                          By Order of the Board of Directors,

                                          XIANFU ZHU
                                          CHAIRMAN OF THE BOARD
Dated: May 7, 2007
       Changge City, People's
         Republic of China

                                                                         ANNEX A
                                                                         -------

                              AMENDED AND RESTATED
                           2006 EQUITY INCENTIVE PLAN
                                OF ZHONGPIN INC.

SECTION 1.  OVERVIEW

      1.1 PURPOSE. The purpose of the Amended and Restated 2006 Equity Incentive Plan (the "Plan") is to advance and promote the interests of Zhongpin Inc. (the "Corporation") and its Subsidiaries by providing employees, consultants and advisors of the Corporation or its Subsidiaries with an incentive to achieve corporate objectives, to attract and retain employees, consultants and advisors of outstanding competence and to provide such individuals with an equity interest in the Corporation through the acquisition of Common Stock and by providing for payments to such individuals based on the appreciation in value or value of such Common Stock. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder.

      1.2   DEFINITIONS. The following definitions are applicable to the Plan:

            (a) "APPLICABLE LAWS" means the legal requirements relating to the Plan and the Awards under applicable provisions of the Code, the laws, rules, regulations and government orders of the United States and the PRC, the rules of any applicable share exchange or national market system, and the laws and the rules of any jurisdiction applicable to Awards granted to residents therein.

            (b) "AWARD" means Options, Restricted Stock, Stock Appreciation Rights (SARs) or any combination thereof, granted under the Plan.

            (c) "AWARD AGREEMENT" means the written agreement by which an Award shall be evidenced.

            (d)   "BENEFICIARY"   means   the   beneficiary   or   beneficiaries
designated in accordance with Section 5.8 hereof to receive the amount, if any, payable under the Plan upon the death of a Participant.

            (e)   "BOARD" means the Board of Directors of the  Corporation.

            (f) "CHANGE IN CONTROL" means the occurrence of any of the following (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any person or group; or (ii) a transaction or series of transactions pursuant to which any person or group (other than the Corporation or an affiliate thereof) is or becomes the beneficial owner, directly or indirectly, of more than 50% of the voting shares of the Corporation, including by way of merger, consolidation or otherwise.

            (g) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            (h)   "COMMITTEE" means the committee  appointed pursuant to Section
1.3 hereof or if no such Committee is appointed, the Board.

            (i) "COMMON STOCK" means the common stock, $.001 par value per share, of the Corporation.

            (j) "CORPORATION" means Zhongpin Inc. (l) "EFFECTIVE DATE" means January 30, 2006.

            (k)   "EFFECTIVE DATE" means January 30, 2006.

            (l) "ELIGIBLE INDIVIDUAL" means any Key Employee, consultant or advisor of the Corporation or any Subsidiary.

            (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

References to a particular section of, or rule under, the Exchange Act includes references to successor provisions.

            (n) "FAIR MARKET VALUE" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Grant Date and shall mean (i) the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange.

            (o) "INCENTIVE STOCK OPTION" means an Option to purchase Common Stock that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

            (p)   "IMMEDIATE   FAMILY"  means,  with  respect  to  a  particular
Participant, the Participant's spouse, children and grandchildren.

            (q) "KEY EMPLOYEE" means any employee of the Corporation or any of its Subsidiaries, including any officer or director who is also an employee, who, in the judgment of the Committee, is considered important to the future of the Corporation. Nothing shall limit the Board from designating all or substantially all employees as eligible for grants.

            (r) "MATURE SHARES" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six (6) months or (ii) has purchased from the open market.

            (s) "NON-EMPLOYEE DIRECTOR" means a member of the Board who qualifies as a "Non-employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

            (t) "NON-QUALIFIED STOCK OPTION" means an Option to purchase Common Stock that does not qualify as an Incentive Stock Option.

            (u) "OPTION" means an Incentive Stock Option or a Non-qualified Stock Option.

            (v) "OPTION PRICE" means the purchase price per Share of an Option.

            (w) "OPTION TERM" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee, and consistent with the provisions of the Plan, be extended from time to time.

            (x) "PARTICIPANT" means an Eligible Individual who has been granted an Award or a Permitted Transferee.

            (y) "PERMITTED TRANSFEREE" means a person to whom an Award may be transferred or assigned in accordance with Section 5.8 hereof.

            (z) "PLAN" means this Amended and Restated 2006 Equity Incentive Plan of Zhongpin Inc., as the same may be amended from time to time.

            (aa)  "PRC" means the People's Republic of China.

            (bb)  "RESTRICTED   STOCK"   means   Shares  which  are  subject  to
forfeiture if the Participant does not satisfy the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

            (cc) "RESTRICTED PERIOD" means the period of time shares of Restricted Stock are subject to the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

            (dd) "RESTRICTIONS" means those restrictions and conditions placed upon

Restricted Stock as determined by the Board in accordance with Section 4.2 hereof.

            (ee) "RULE 16B-3" means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

            (ff)  "SEC"  means the  Securities  and  Exchange  Commission.

            (gg) "SECTION 16 PARTICIPANT" means a Participant who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Corporation.

            (hh)  "SHARE" means a share of Common Stock.

            (ii) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under the Plan in connection with an Option, or separately, to receive the appreciation in value of Shares.

            (jj) "SUBSIDIARY" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Corporation treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation or other entity with respect to which the Corporation (i) in the case of a corporation, owns, directly or indirectly, fifty percent (50%) or more of the then outstanding common stock or (ii) in the case of any other entity, has a fifty percent (50%) or more ownership interest.

            (kk) "10% OWNER" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the combined voting power of all classes of capital stock of the Corporation or any Subsidiary where "voting power" means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.

      1.3 ADMINISTRATION. The Plan shall be administered by the Committee, which, unless otherwise determined by the Board, shall consist of two or more directors of the Corporation, all of whom qualify as Non Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event that the Compensation Committee of the Board (the "Compensation Committee) meets the requirements set forth in this
Section 1.3 hereof, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board.

      A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

      Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

            (i)     to select the Participants from Eligible Individuals;

            (ii) to grant Options and/or Restricted Stock to Participants in such combination and in such amounts as it shall determine and to determine the terms and conditions applicable to each such Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identifiable with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Award;

            (iii) to determine the amount, if any, that a Participant shall pay for Restricted Stock, the nature of the Restrictions applicable to the Restricted Stock, and the duration of the Restricted Period applicable to the Restricted Stock;

            (iv) to determine the actual amount earned by each Participant with respect to such Awards, the terms and conditions of all Award
      Agreements (which need not be identical) and with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

            (v) to determine consistent with the Code whether an Option that is granted to a Participant is a Non-qualified Stock Option or an Incentive Stock Option, the number of Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;

            (vi) to amend any Incentive Stock Option with the consent of the Participant so as to make it a Non-qualified Stock Option;

            (vii)   to  cancel,  with  the  consent  of  the  Participant,   any
      outstanding Award(s) and to grant new Award(s) in substitution therefor;

            (viii) to grant a SAR in connection with the grant of an Option or separately;

            (ix) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or consultancy;

            (x) subject to the provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

            (xi) to treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence from the Corporation or a Subsidiary as a period of employment or service of such Participant by the Corporation or any Subsidiary for purposes of accrual of his or her rights under his or her Awards;

            (xii) to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, and to take all other actions considered necessary or advisable for the administration of the Plan; and

            (xiii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

      All decisions, actions or interpretations of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

      1.4 PARTICIPATION. The Committee may, in its discretion, grant Awards to any

Eligible Individual, whether or not he or she has previously received an Award. Participation in the Plan shall be limited to those Key Employees, consultants and advisors who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No such Eligible Individuals shall at any time have the right to be a Participant unless selected by the Committee pursuant to the Plan. No Participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

      1.5 MAXIMUM NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment in accordance with Section 5.2 hereof, the maximum number of Shares for which grants under the Plan shall be available is 1,800,000. In addition, the Committee shall have the authority, in its sole discretion, to grant additional Non-qualified Stock Options to a Participant who exercises an Option and pays the exercise price in Common Stock, in a quantity equal to the number of shares of Common Stock delivered to the Corporation upon such exercise. In the event any Awards granted under the Plan shall be forfeited, terminate or expire, the number of Shares subject to such Award, to the extent of any such forfeiture, termination or expiration, shall thereafter again be available for grant under the Plan. The Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before such Common Stock is due and distributable.

      1.6 OPTIONAL AWARDS. In the discretion of the Committee, American Depository Shares in an amount equal to the number of Shares that otherwise would be distributed pursuant to an Award may distributed in lieu of Shares in settlement of any Award. If the number of

Shares represented by an American Depository Share is other than on a one-to-one basis, the limitations of Section 1.5 shall be adjusted to reflect the distribution of American Depository shares in lieu of Shares. All allotments and issues of Shares will be subject to any necessary consents under Applicable Law and it shall be the responsibility of the Participant to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

      1.7 JURISDICTIONAL CONSIDERATIONS. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom applicable in the jurisdiction in which the Participant resides or is employed. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the Share limitations contained in Section 1.5 of the Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

      1.8 GENERAL CONDITIONS TO GRANTS. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee. All Awards shall be evidenced by an Award Agreement and any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award or in the Participant's employment or other agreement with the Corporation or any Subsidiary.

SECTION 2.  OPTIONS

      2.1 AWARDS OF OPTIONS. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom Incentive Stock Options or Non-qualified Stock Options, or both, shall be granted and the number of Shares to be granted to each such Eligible Individual; PROVIDED, HOWEVER, that only Key Employees may receive Incentive Stock Options and the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which any incentive stock options are exercisable for the first time by any Key Employee during any calendar year under all incentive stock option plans of the Corporation and any Subsidiary shall not exceed one hundred thousand dollars ($100,000) or such other limit set forth in Section 422 of the Code (the "Limitations of the Code"). If the aggregate fair market value of such shares exceeds the Limitations of the Code, the excess Shares will be treated as Non-qualified Options under this Plan. In reducing the number of Incentive Stock Options to meet the Limitations of the Code, the most recently granted Incentive Stock Options shall be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limitations of the Code, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an Incentive Stock Option. In the event that any Incentive Stock Options granted under the Plan fail to meet the requirements for Incentive Stock Options as set forth in the Code, such Incentive Stock Options will be treated as Non-qualified Stock Options under the Plan. In determining the Eligible Individuals who will be granted Options under the Plan, the Committee may consider such individuals' responsibilities, service, present and future value to the Corporation or any Subsidiary and other factors it considers relevant.

      2.2   TERMS AND CONDITIONS OF OPTIONS.  Except as otherwise  provided in a

Participant's employment or other agreement with the Corporation or any Subsidiary or in an Award Agreement, each Option shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate as set forth in the Award Agreement or the Participant's employment or other agreement with the Corporation or any
Subsidiary:

            (a) OPTION TERM. Each Option shall expire on the tenth (10th) anniversary of the Grant Date (or in the case of an Incentive Stock Option granted to a 10% Owner, on the fifth (5th) anniversary of the Grant Date) or on such earlier date as may be specified in the Participant's Award Agreement or employment or other agreement with the Corporation or any Subsidiary. The Committee may extend such Option Term; PROVIDED, HOWEVER, that (i) such extension shall not in any way disqualify the Option as an Incentive Stock Option and (ii) the Option Term, including any such extensions, shall not exceed ten (10) years.

            (b) OPTION PRICE. The Option Price per Share shall be determined by the Committee no later than the Grant Date of any Option; PROVIDED, HOWEVER,
(i) the Option Price shall not be less than the Fair Market Value of a Share on the Grant Date, and (ii) in the case of an Incentive Stock Option granted to a 10% Owner, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date (but in no event less than the par value of a Share). The Option Price may be denominated in U.S. Dollars, Chinese Renminbi or other local currency as determined by the Committee.

            (c) EXERCISE OF OPTION. The exercisability of an Option shall be determined by the Committee. Subject to acceleration or early expiration as provided elsewhere in the Plan or in a Participant's employment or other agreement with the Corporation or any Subsidiary, the vesting of any Option granted under the Plan shall be subject to the Participant remaining in the employ of or maintaining a consultancy with the Corporation or any of its Subsidiaries and shall vest (i) in five (5) equal installments of twenty percent (20%) of the amount granted, with the first installment vesting on the December 31st next following the Grant Date and each other installment vesting on each of the next four December 31st dates thereafter or (ii) in such other amounts over such period of time after the Grant Date as the Committee may designate.

            (d) DISQUALIFYING DISPOSITION. The Award Agreement shall require any Participant who is granted an Incentive Stock Option to notify the Corporation of any disposition of such Shares issued upon the exercise of such Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (a "Disqualifying Disposition") within ten (10) business days after such Disqualifying Disposition.

            (e) PAYMENT OF PURCHASE PRICE UPON EXERCISE. The purchase price as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either (i) in cash, certified check or wire transfer denominated in U.S. Dollars, Chinese Renminbi or other local currency, (ii) in such other consideration as the Committee deems appropriate, including, but not limited to, loans from the Corporation or a third party, (iii) subject to the approval of the Committee, in Mature Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash (denominated in U.S. Dollars, Chinese Renminbi or other local currency) and Mature Shares having a total fair market value, as so determined, equal to the purchase price, (iv) subject to the approval of the Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise, or (v) a combination of the foregoing.

            (f) EXERCISE IN THE EVENT OF TERMINATION. Unless otherwise provided in a Participant's employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant's employment or consultancy with the Corporation or any Subsidiary:

                  (i) UPON TERMINATION FOR ANY REASON OTHER THAN DUE TO DEATH. If a Participant's employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her Options, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than
      (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three
      (3) months after the date of such termination, whichever date is earlier and any portion of any Option granted hereunder that is not vested and exercisable as of the date of the Participant's termination of employment shall automatically expire and be forfeited as of such date of termination.

                  (ii) UPON TERMINATION DUE TO DEATH. In the event a Participant's employment or consultancy shall terminate by reason of his or her death, such Participant's Beneficiary, heirs or estate may exercise his or her Options, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant's death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant's death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant's death.

            (g) TRANSFERABILITY OF STOCK OPTIONS. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death, and during the lifetime of the Participant, shall be exercisable only by the Participant or his or her guardian or legal representative.

            (h) INVESTMENT REPRESENTATION. Each Award Agreement for an Option shall provide (or be deemed to provide) that, upon demand by the Committee for such a representation, the Participant (or any person acting under Subsection 2.2(e) hereof) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered under the Plan with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal, state or other governmental securities laws.

            (i) PARTICIPANTS TO HAVE NO RIGHTS AS SHAREHOLDERS. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her Option prior to the date of issuance to him or her of such Common Stock.

            (j) OTHER OPTION PROVISIONS. The Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan or any prior plan of the Corporation be terminated.

      2.3 EXERCISE OF OPTIONS. An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares.

SECTION 3.  STOCK APPRECIATION RIGHTS

      3.1 AWARD OF STOCK APPRECIATION RIGHTS. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom SARs shall be granted and the number of Shares to be granted to each such Eligible Individual. When granted, SARS may, but need not, be identified with a specific Option (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant's associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such Option, or (y) the exercise of such Option.

      3.2 STRIKE PRICE. The strike price ("Strike Price") of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed a percentage of Fair Market Value of a Share on such Grant Date as the Committee shall specify.

      3.3 VESTING OF SARS. Unless otherwise specified in the applicable Award Agreement or in the Participant's employment or other agreement with the Corporation or any Subsidiary, (x) each SAR not identified with any other Award shall become exercisable with respect to 20% of the Shares subject thereto on each of the first five December 31st dates following the Grant Date of such SAR or in such other amounts and over such other time period as may be determined by the Committee and (y) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised.

      3.4 EXERCISE OF SARS. SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement or a Participant's employment or other agreement with the Corporation or any Subsidiary, the exercise of SARs that are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option, to the extent of such exercise and any such Shares so canceled or forfeited shall not thereafter again become available for grant under the Plan. The benefit for each SAR shall be equal to (x) the Fair Market Value of the Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash (subject to applicable withholding), except that the Committee may provide in the applicable Award Agreement that benefits may be paid wholly or partly in Shares.

      3.5 NO RIGHTS AS SHAREHOLDERS. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her SAR.

      3.6 EXERCISE IN THE EVENT OF TERMINATION. Unless otherwise provided in a Participant's employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant's employment or consultancy with the Corporation or any Subsidiary:

            (i) UPON TERMINATION FOR ANY REASON OTHER THAN DUE TO DEATH. If a Participant's employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her SARs, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than
      (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three
      (3) months after the date of such termination, whichever date is earlier, and any SARs granted hereunder that are not vested and exercisable as of the date of the Participant's termination of employment shall automatically expire and be forfeited as of such date of termination.

            (ii) UPON TERMINATION DUE TO DEATH. In the event a Participant's employment or consultancy shall terminate by reason of his or her death, such Participant's Beneficiary, heirs or estate may exercise his or her SARs, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant's death, at any time, or from time to time, but not later than
      (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any SARs granted hereunder that would not have vested and been exercisable within the calendar year following such Participant's death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant's death.

SECTION 4.  RESTRICTED STOCK

      4.1 AWARDS OF RESTRICTED STOCK. Restricted Stock awarded under the Plan shall be subject to certain Restrictions as provided below. All Restrictions imposed on any such Award of Restricted Stock shall be made by and at the discretion of the Committee, subject to the provisions of the Plan, and are binding on the Corporation and the Participants, their Beneficiaries and legal representatives.

      4.2 RESTRICTED PERIOD/RESTRICTIONS. At the time each Award of Restricted Stock is granted, the Committee (i) shall establish a Restricted Period within which Restricted Stock awarded to the Participants may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, if any and (ii) may impose such other Restrictions on any Restricted Stock as it may deem advisable.

      4.3   RIGHTS  AS  STOCKHOLDERS.  Except  for the  conditions  outlined  in
Section 4.2 hereof, and the forfeiture conditions described in Section 4.5 hereof, each Participant shall have all rights of a holder of Common Stock, including the right to receive all dividends or other distributions made or paid in respect of such Shares and the right to vote such Shares at regular or special meetings of the stockholders of the Corporation.

      4.4 DELIVERY OF SHARES. The certificates for any Restricted Stock awarded to an Eligible Individual under the Plan shall be held (together with a stock power executed in blank by the Eligible Individual) in escrow by the Secretary of the Corporation under the Participant's name in an account maintained by the Corporation until such Shares of Restricted Stock become nonforfeitable or are forfeited. At the conclusion of the Restricted Period or the expiration or attainment of such other Restrictions imposed on any Restricted Stock granted to a Participant, or upon the prior approval of the Committee as described in Section 4.5 hereof, and subject to the satisfaction of the Corporation's withholding obligations described in Section
5.7 hereof, certificates representing such Shares of Restricted Stock shall be delivered to the Participant, or the Beneficiary or legal representative of the Participant, free of the Restrictions set forth in the Award Agreement pursuant to Section 4.2 hereof.

      4.5 TERMINATION OF A PARTICIPANT'S EMPLOYMENT OR CONSULTANCY. Unless otherwise provided in the Award Agreement or in the Participant's employment or other agreement with the Corporation or any Subsidiary, the following provisions shall apply upon termination of a Participant's employment or consultancy with the Corporation or any Subsidiary:

            (i) UPON TERMINATION FOR ANY REASON OTHER THAN DUE TO DEATH. If a Participant's employment or consultancy with the Corporation or any Subsidiary is terminated, except termination due to death, all Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions will be forfeited and become the property of the Corporation on the date of such termination. However, the Committee may, if it, in its sole discretion, determines that the circumstances warrant such action, approve the release of all or any part of the Restricted Stock that would otherwise be forfeited pursuant to this Section, upon such conditions as it shall determine.

            (ii) UPON TERMINATION DUE TO DEATH. If a Participant's employment or consultancy with the Corporation or a Subsidiary is terminated due to death, all Shares of Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions and which would have been released, if the Participant had not died, within the calendar year following the Participant's death shall be released on the date of such termination as if with respect to such Shares the Restricted Period had ended and the other Restrictions had lapsed and certificates representing such Shares of Restricted Stock shall be delivered to the Participant's Beneficiary or legal representative free from such

      Restrictions as soon as practicable following such termination and all other Shares of Restricted Stock that would not have been released, if the Participant had not died, within the calendar year following the Participant's death will be forfeited and become the property of the Corporation on the date of such termination.

      4.6 SECTION 83(B) ELECTIONS. A Participant who files an election permitted under Section 83(b) of the Code with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to a Restricted Period or other Restrictions shall notify the Corporation of such election within ten (10) days of making such election and promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

SECTION 5.  GENERAL PROVISIONS

      5.1 GENERAL CREDITOR STATUS. Participants shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan; PROVIDED, HOWEVER, that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or pay cash; PROVIDED, FURTHER, HOWEVER, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

      5.2 CERTAIN ADJUSTMENTS TO SHARES. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock of or by the Corporation, the number and kind of Shares available for Awards under the Plan and the number and kind of Shares subject to a Restricted Period or other Restrictions or subject to Options in outstanding Awards and the Option Price or purchase price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a "modification" within the meaning of
Section 424(h)(3) of the Code, unless the holder of such Option shall agree otherwise. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.

      5.3 SUCCESSOR CORPORATION. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

      5.4 NO CLAIM OR RIGHT UNDER THE PLAN. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or advisor any right to be retained in the employ of or by the Corporation.

      5.5 AWARDS NOT TREATED AS COMPENSATION UNDER BENEFIT PLANS. No Award shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.

      5.6 LISTING AND QUALIFICATION OF COMMON STOCK. The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Option or pursuant to an Award of Restricted Stock until completion of such stock exchange listing or other qualification of such shares under any state, federal or other governmental law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, Beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

      5.7 WITHHOLDING TAXES. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld, including, without limitation, taxes required to be withheld under the tax laws, rules and regulations and governmental orders of PRC, with respect to Awards granted pursuant to the Plan, including, but not limited to, (i) accepting a remittance from the Participant in cash, or in the Committee's discretion in Mature Shares
(ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the

Corporation or Subsidiary to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Common Stock or (iv) any combination of the foregoing. In addition, subject to such rules and regulations as the Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Awards in Common Stock at a rate up to such Participant's maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Award such number of Shares as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Corporation such portion of the Common Stock delivered in payment of the Award as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.

      5.8   NON-TRANSFERABILITY/DESIGNATION AND CHANGE OF BENEFICIARY.

            (a) An Award granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death and may be exercised during the Participant's lifetime only by the Participant or his or her guardian or legal representative.

            (b) Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

      5.9 PAYMENTS TO PERSONS OTHER THAN A PARTICIPANT. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

      5.10  DESIGNATED PARTICIPANTS.

      (a) If the Committee determines in its sole discretion that an appointment is necessary or desirable to comply with the regulatory requirements in the PRC, it may appoint the Corporation, a Subsidiary or any other institution or organization registered outside of the PRC (a "Trustee") to hold the interest and exercise the rights granted under the Plan of any Participant (a "Designated Participant") who either is a national of and ordinarily resident in the PRC or is otherwise designated by the Committee as a Designated Participant. In relation to any such appointment, the Trustee will undertake to do the following for and on behalf of the Designated Participant, subject at all times to the Committee's supervision:

                  (i)   execute   the   relevant   Award   Agreement   with  the
      Corporation;

                  (ii) hold the Award (a "Designated Award") for the benefit of the Designated Participant;

                  (iii) take such actions as the Designated Participant may instruct from time to time in connection with the Designated Award or otherwise in relation to the Designated Participant's beneficial interest under the Plan or under the Award Agreement, including taking such actions as may be necessary to exercise the Designated Award under the terms of
      Section 2.2(c) of the Plan and making payment under the terms of Section 2.2(e) of the Plan; and

                  (iv) after deducting its costs, fees and expenses as contemplated under subsection 5.10(d), hold, or at the Designated Participant's direction remit to the Designated Participant, the net proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award.

            (b)   Without  limiting the scope of its  authorities  under Section
2.1 or any other provision of the Plan, the Committee may at any time impose restrictions on the method of exercise of a Designated Award, such that upon exercise of the Designated Award, the Designated Participant (or the Trustee acting on the Designated Participant's behalf) does not receive Shares and receives solely cash, in the amount and denomination determined under Section 2.2(e).

            (c) An appointment of a Trustee pursuant to the terms of this Section to hold the interest and exercise the rights for the benefit of the Designated Participant shall terminate at such time as the Committee determines in its sole discretion that such appointment is no longer necessary or desirable in order to comply with regulatory requirements in the PRC.

            (d) The Trustee may deduct from the proceeds of sales or other transactions involving the Designated Award or, as applicable, Shares underlying such Award, any costs, fees and expenses of the Trustee in relation to its appointment under this Section. The Trustee will, under no circumstances, otherwise require the Designated Participant to compensate it for any of its costs, fees, expenses or losses.

      5.11 NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith. The indemnification provided for in this Section 5.11 shall be in addition to any rights of indemnification such Committee member has as a director or officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

      5.12 AMENDMENT OR TERMINATION. Except as to matters that in the opinion of the Corporation's legal counsel require stockholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Committee. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; PROVIDED, HOWEVER, that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the stockholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Subject to earlier termination pursuant to the provisions of this Section, and unless the stockholders of the Corporation shall have approved an extension of the Plan beyond such date, the Plan shall terminate and no further Awards shall be made under the Plan after the tenth (10th) anniversary of the Effective Date of the Plan.

      5.13 UNFUNDED PLAN. The Plan is intended to constitute an unfunded deferred compensation arrangement.

      5.14 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law thereof.

      5.15 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participant, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or consultancies.

      5.16 NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.

      5.17 SEVERABILITY. If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

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[ ]

                                                    \/ DETACH PROXY CARD HERE \/
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      MARK, SIGN, DATE AND RETURN
      THE PROXY CARD PROMPTLY                     [X]
      USING THE ENCLOSED ENVELOPE.     VOTES MUST BE INDICATED
                                      (X) IN BLACK OR BLUE INK.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2006
EQUITY INCENTIVE PLAN AND "FOR" RATIFICATION OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM.

                                                                                                               FOR  AGAINST  ABSTAIN

1. ELECTION OF DIRECTORS:                                               3. PROPOSAL TO RATIFY THE  APPOINTMENT
                                                                           OF  CHILD,  VAN WAGONER & BRADSHAW, [ ]    [ ]      [ ]
      FOR ALL  [ ]  WITHHOLD FOR ALL  [ ]  *EXCEPTIONS  [ ]                PLLC, CERTIFIED PUBLIC ACCOUNTANTS,
                                                                           AS  INDEPENDENT  REGISTERED  PUBLIC
   Nominees: Xianfu Zhu, Yunchun Wang and Raymond Leal                     ACCOUNTING FIRM FOR THE FISCAL YEAR
                                                                           ENDING DECEMBER 31, 2007.
   (INSTRUCTION: To withhold authority to vote for any  individual
   nominee mark the "exceptions" box and write that nominee's name      4. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS
   in the space provided below.)                                           MAY PROPERLY COME BEFORE THE MEETING.

----------------------------------------------------------------------          To change your address, please mark this box.  [ ]
                                                FOR  AGAINST  ABSTAIN
                                                                                To include any comments, please mark this box. [ ]

2. APPROVAL  AND  ADOPTION OF THE AMENDED AND   [ ]    [ ]      [ ]     ------------------------------------------------------------
   RESTATED 2006 EQUITY INCENTIVE PLAN.                                 |                                                          |
------                                                                     SCAN LINE                                               |
|                                                                       |                                                          |
|                                                                       ------------------------------------------------------------
|                                                                       Please  sign  exactly  as your name  appears  on your  stock certificates.  When joint  tenants hold shares,  both should sign.  When  signing as attorney,  executor,  administrator, trustee,  or guardian,  please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership,  please sign in partnership name by authorized person.

                                                                 |
                                                                 |
                                                                 |
                                                            ------   -------------------------------- ------------------------------
                                                                      Stockholder sign here     Date   Co-Owner sign here      Date

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

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                                  ZHONGPIN INC.

                                      PROXY
                                                                          ------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS         |
                                                                               |
     This proxy is  solicited  on behalf of the Board of  Directors  of        |
Zhongpin Inc. for the annual meeting of stockholders to be held on June
15, 2007. The  undersigned  appoints Xianfu Zhu and Baoke Ben, and each of them,  with full power of  substitution  in each, the proxies of the undersigned,  to  represent  the  undersigned  and vote all  shares  of
Zhongpin  Inc.  common stock and Series A convertible  preferred  stock that the  undersigned  may be entitled to vote at the annual meeting of stockholders  to be held on June 15, 2007,  and at any  adjournment  or postponement thereof as indicated on the reverse side.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted ~FOR~ each of the nominees for director, ~FOR~ approval and adoption of the Amended and Restated 2006
Equity Incentive Plan and ~FOR~ the ratification of Child,Van Wagoner &
Bradshaw, PLLC, Certified Public Accountants, as Zhongpin Inc.~s independent registered public accounting firm for the year ending
December 31, 2007.

Address Change

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